                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  December 2, 1996



                         ADDVANTAGE MEDIA GROUP, INC.
            (Exact name of Registrant as specified in its charter)



       Oklahoma                    1-10799                    73-1351610
       --------                    -------                    ----------
   (State or other             (Commission File            (I.R.S. Employer
   jurisdiction of                 Number)               Identification No.
   incorporation)



                            5100 East Skelly Drive
                          Meridian Tower, Suite 2800
                             Tulsa, Oklahoma 74135
                                (918) 665-8414
              (Address, including Zip Code, and telephone number,
       including area code, of Registrant's principal executive offices)

ITEM 5  Other Events.

On December 2, 1996 (the "Redemption Date"), ADDvantage Media Group, Inc. (the "Company") completed its redemption of the Company's 600,000 outstanding Common Stock Purchase Warrants (the "Warrants"). Each Warrant entitled the holder thereof to purchase one share of the Company's Common Stock at a price of $4.00 per share. A total of 582,907 Warrants were exercised prior to the Redemption Date, resulting in gross proceeds to the Company of $2,331,628 and the issuance of 582,907 shares of the Company's Common Stock. Set forth below are certain unaudited financial statements of the Company as of and for the eleven-month period ending November 30, 1996, which give effect to the exercise and redemption of the Warrants.


                         INDEX TO FINANCIAL STATEMENTS


  Balance Sheet as of November 30, 1996...................................  2

  Statement of Operations for the Eleven Months Ended November 30, 1996...  4

  Statement of Cash Flows for the Eleven Months Ended November 30, 1996...  5

  Notes to Condensed Financial Statements for the Eleven
   Months Ended November 30, 1996.........................................  7

                         ADDVANTAGE MEDIA GROUP, INC.

                                 BALANCE SHEET

                                  (UNAUDITED)



                                              November 30,
                                                  1996
                                            --------------
ASSETS
Current assets:
   Cash                                         $  925,143
   Accounts receivable                             143,191
   Warrant proceeds receivable                   2,310,628
   Deferred income taxes                         2,197,219
   Other current assets                             43,753
                                            --------------

Total current assets                             5,619,934


Property and equipment, at cost:
   Calculators                                   2,086,692
   Office and production equipment                 467,356
   Furniture and fixtures                           79,609
                                            --------------

                                                 2,633,657

   Accumulated depreciation                        433,473
                                            --------------

                                                 2,200,184

Deferred income taxes                              799,806

Patent, net of accumulated amortization of
   $528,781 at November 30, 1996                   379,329

Deferred charges                                    36,827
                                            --------------


Total assets                                    $9,036,080
                                            ==============

                         ADDVANTAGE MEDIA GROUP, INC.

                                 BALANCE SHEET

                                  (UNAUDITED)



                                                       November 30,
                                                           1996
                                                     --------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable to shareholders and directors          $    39,614
   Current portion of long-term debt                      3,406,656
   Accounts payable                                         644,693
   Accrued interest                                         213,185
   Other accrued liabilities                                895,219
   Accrued preferred stock dividends                        425,133
   Unearned advertising revenue                              31,147
                                                     --------------

Total current liabilities                                 5,655,647


Long-term obligations                                       662,735


Stockholders' equity:
   Preferred stock, $1.00 par value, 1,000,000
      shares authorized; Series A preferred stock,
      227,750 shares issued and outstanding at
      November 30, 1996; liquidation preference,
      $911,000                                              760,260
   Common stock, $0.01 par value, 10,000,000 shares
      authorized, 5,721,039 issued and outstanding
      at November 30, 1996                                   57,211
   Capital in excess of par value                         8,762,396
   Accumulated deficit                                   (6,862,169)
                                                     --------------

Total stockholders' equity                                2,717,698
                                                     --------------

Total liabilities and stockholders' equity              $ 9,036,080
                                                     ==============

                         ADDVANTAGE MEDIA GROUP, INC.

                            STATEMENT OF OPERATIONS

                                  (UNAUDITED)

                                              Eleven Months
                                                  Ended
                                            November 30, 1996
                                          -------------------
Revenues:
   Advertising                                  $6,035,948
   Sales of calculators                             20,633
   Other                                             6,523
                                          -------------------

                                                 6,063,104
Costs and expenses:
   Cost of advertising services                  1,710,334
   Cost of sales of calculators                     10,484
   Selling expenses                                191,943
   General and administrative expenses           1,274,362
                                          -------------------

                                                 3,187,123
                                          -------------------

Operating income                                 2,875,981
Interest expense                                   473,635
                                          -------------------

Income before provision for income taxes         2,402,346
Provision for income taxes                         912,975
                                          -------------------

Net income                                       1,489,371
Preferred stock dividends                          (93,329)
                                          -------------------

Net income applicable to common stock           $1,396,042
                                          ===================

Net income per common share:
    Primary                                           $.25
                                          ===================

    Fully diluted                                     $.23
                                          ===================

                         ADDVANTAGE MEDIA GROUP, INC.

                            STATEMENT OF CASH FLOWS

                                  (UNAUDITED)


                                                        Eleven Months
                                                            Ended
                                                      November 30, 1996
                                                    -------------------

OPERATING ACTIVITIES
Net income                                               $ 1,489,371
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation and amortization                          312,373
      Deferred income taxes                                  912,975
      Amortization of discount on shareholders'
          notes and long-term obligation                      48,022
      Deferred retirement plan obligation                     99,550
      Changes in operating assets and liabilities:
         Accounts receivable                                (136,266)
         Other current assets                                (35,239)
         Deferred charges                                    (24,763)
         Accounts payable                                     85,945
         Accrued interest                                    (22,269)
         Other accrued liabilities                           (29,704)
         Unearned advertising revenue                         31,148
                                                    -------------------

Net cash provided by operating activities                  2,731,143

INVESTING ACTIVITIES
Purchases of property and equipment                       (1,605,594)
                                                    -------------------

Net cash used in investing activities                     (1,605,594)


                         ADDVANTAGE MEDIA GROUP, INC.

                                  (UNAUDITED)


                                                   Eleven Months
                                                       Ended
                                                 November 30, 1996
                                               -------------------

FINANCING ACTIVITIES
Proceeds from issuance of bank notes                  $ 180,032
Exercise of underwriter warrants                        432,000
Exercise of stock options                                 4,312
Payment on bank notes                                  (700,000)
Payment on shareholders and directors notes            (137,194)
                                               -------------------

Net cash used in financing activities                  (220,850)
                                               -------------------

Increase in cash                                        904,699

Cash, beginning of period                                20,444
                                               -------------------

Cash, end of period                                   $ 925,143
                                               ===================

Supplemental disclosures of cash information:
  Interest paid                                       $ 394,710
                                               ===================


              NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)



NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, the information furnished reflects all adjustments, consisting only of normal recurring adjustments which are, in the opinion of management, necessary in order to make the financial statements not misleading.


NOTE 2 - DESCRIPTION OF BUSINESS

The Company markets and sells in-store advertising to national advertisers. The advertising is positioned on the Company's solar powered calculators attached to the handles of mass merchants' shopping carts. The calculators are patented and registered under the trademark "Shoppers Calculators." The Company also sells Shoppers Calculators(R) to third parties, including independent retailers and international licensees.

The Company entered into separate agreements with Wal-Mart Stores, Inc. ("Wal-Mart") in July 1993 and June 1994 which provided for the installation of the Company's calculators in certain Wal-Mart stores. These contracts were never implemented, and in January 1995, the Company filed a suit against Wal-mart for the alleged breach of the terms of those contracts. On September 1, 1995, the Company and Wal-Mart entered into a new contract in settlement of the lawsuit.

Under the terms of a new four-year contract, the Company will install and maintain Shoppers Calculators(R) in all of Wal-Mart's Supercenters in the continental United States and Wal-Mart is responsible for selling the advertising for the calculators during the initial phase of the contract.
During the term of the contract in which Wal-Mart is responsible for selling the advertising, Wal-Mart has agreed to guarantee advertising revenues to the Company in excess of $23.5 million, subject to the Company's obligation to install and service the Shoppers Calculators(R) during the revenue guaranty period. After the Company has received payment of the total guaranteed advertising revenues, the Company has the option to continue the contract and assume the advertising sales responsibilities for the program. If the Company elects to continue the contract, the program will then continue on this basis for a fixed period of time, and upon conclusion of the term of the contract, the program will be subject to re-evaluation by both parties. Through November 30, 1996, cumulative advertising revenues have totaled $6,165,653, reducing the guaranteed advertising revenues to be received in future periods to $17,328,877.

Certain terms of the contract were determined based on the following assumed schedule with respect to the number of Supercenter stores to be participating in the Company's program. The following table sets forth the assumed schedule of Supercenter installations pursuant to the Wal-Mart contract's operating plan and the actual installations in Supercenters to date.


                                 Shopping                Shopping
                      Stores to  Carts to    Stores       Carts
     Year             be Added   be Added   Installed   Installed
   -------------------------------------------------------------------
     1995                33        39,600          41       31,925
     1996               200       240,000         286      229,757/(1)/
     1997               100       120,000         N/A          N/A
     1998               100       120,000         N/A          N/A
                   ----------------------

                           433    519,600
                   ======================

_______
/(1)/ Through November 30, 1996. The Company currently has completed its installation program for 1996.


In July 1996, the chief executive officer of Wal-Mart expressed concern over certain aspects of the current Wal-Mart contract. Since that time, the Company and Wal-Mart have maintained communications in an effort to address the concerns while continuing the installation of the Company's Shoppers Calculator(R) program in the Supercenter stores under the terms of such contract. The Company and Wal-Mart are currently negotiating an amendment to the existing contract and Wal-Mart recently issued a press release stating that it remained committed to honoring its contractual obligations to the Company.

The cost of Shoppers Calculator components and installation hardware not yet installed was $101,991 at November 30, 1996, and is included in the balance sheet under property and equipment.

On November 22, 1996, the Company completed the redemption of its 600,000 outstanding Common Stock Purchase Warrants that were set to expire on December 31, 1996. A total of 582,907 Warrants, or 97%, were exercised with gross proceeds aggregating $2,331,628. This amount, net of commissions and offering expenses of approximately $260,000 is committed to repayment of the Company's bank debt. A payment of $2,000,000 was made to the bank on December 6, 1996.

ITEM 7  Financial Statements and Exhibits.

   (c)  Exhibits.


Exhibit Number          Description
--------------          -----------

27....................  Financial Data Schedule

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ADDVANTAGE MEDIA GROUP, INC.


December 30, 1996             By: /s/ CHARLES H. HOOD
                                 ---------------------------------------
                              Charles H. Hood
                              President

                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

27....................  Financial Data Schedule